UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2012

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 11, 2012, Cobalt International Energy, Inc. (the “Company”), in connection with a registered underwritten public offering (the “Offering”) of $1,380,000,000 aggregate principal amount of its 2.625% convertible senior notes due 2019 (the “Notes”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman, Sachs & Co., as underwriters (the “Underwriters”) of the Offering, pursuant to which the Company agreed to sell the Notes to the Underwriters at a purchase price of 97.75% of the principal amount of the Notes.

A copy of the Underwriting Agreement is contained in Exhibit 1.1 hereto, which exhibit is incorporated by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibit.

A copy of the Underwriting Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made solely for purposes of the Offering and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Underwriting Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

As of September 30, 2012, certain affiliates of Goldman, Sachs & Co. owned, directly or indirectly, 62,960,098 shares of the Company’s common stock, representing approximately 15.33% of the shares of the Company’s common stock then outstanding. These shares do not include shares acquired by Goldman, Sachs & Co. in market-making transactions.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company and its affiliates, for which they received or will receive customary fees and expenses. Additionally, Scott  L. Lebovitz and Kenneth A. Pontarelli, two of the Company’s twelve directors, are managing directors of Goldman, Sachs & Co.  In the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve the Company’s securities and/or its instruments. The Underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Base Indenture and First Supplemental Indenture

The Company issued the Notes under an indenture dated December 17, 2012 (the “Base Indenture”) by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”) and a First Supplemental Indenture dated December 17, 2012 (the “First Supplemental Indenture”) by and between the Company and the Trustee (the Base Indenture, as so amended and supplemented by the First Supplemental Indenture, the “Indenture”).

A copy of the Base Indenture and First Supplemental Indenture (including the form of Note) is contained in Exhibits 4.1 and 4.2, respectively, hereto, which exhibits are incorporated by reference into this Item 1.01. The above description is qualified in its entirety by reference to such exhibit.

In connection with the issuance and sale by the Company of the Notes, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-171536) relating to the Offering: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report), (ii) the Base Indenture (Exhibit 4.1 to this Current Report), (iii) the First Supplemental Indenture (including the form of Note) (Exhibit 4.2 to this Current Report), and (iv) the legal opinion of Davis Polk & Wardwell LLP (including the consent of Davis Polk & Wardwell LLP) (Exhibit 5.1 to this Current Report).

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Base Indenture and First Supplemental Indenture is contained in Item 1.01 above and is incorporated herein by reference into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 11, 2012
4.1	Base Indenture, dated as of December 17, 2012
4.2	First Supplemental Indenture, dated as of December 17, 2012
4.3	Form of 2.625% Convertible Senior Note due 2019 (included in Exhibit 4.2)
5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2012

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Senior Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 11, 2012
4.1	Base Indenture, dated as of December 17, 2012
4.2	First Supplemental Indenture, dated as of December 17, 2012
4.3	Form of 2.625% Convertible Senior Note due 2019 (included in Exhibit 4.2)
5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)